Lines of Credit	12 Months Ended
Dec. 31, 2015
Lines Of Credit [Abstract]
Lines of Credit

11. Lines of Credit

On December 31, 2015 and December 31, 2014, the Partnership reported outstanding lines of credit (“LOC”) of approximately $18.9 million and $0, respectively.

In May 2015, the Partnership entered into an unsecured Credit Agreement (the “Credit Agreement”) of up to $50.0 million with its sole lead arranger and administrative agent.  Under the Credit Agreement advances will be made to the Partnership not to exceed at any time the aggregate principal amount of $50.0 million. This line of credit carries a variable interest rate which was approximately 2.9% on December 31, 2015. The principal amount of each acquisition advance will be due and payable on the 270th day following the date on which the advance was made (the “Repayment Date”).  The Partnership may extend any Repayment Date for up to three additional 90-day periods, but in no event later than May 14, 2017, by providing a written request for such extension together with a principal payment of 5% of the principal amount of the original acquisition advance for the first extension, 10% for the second extension, and 20% for the third extension.  The proceeds of the line of credit will be used by the Partnership for the purchase of real estate either with existing or to-be-constructed multifamily property improvements, taxable or mortgage revenue bonds, public housing capital fund trust certificates, or mortgage backed securities.  The Partnership intends to repay each advance either through a TOB financing, a TEBS transaction, or otherwise through securing alternate long-term debt or equity financing. On December 31, 2015 the Partnership had approximately $12.5 million outstanding debt on this line of credit.

In March 2014, the Partnership obtained two $5.0 million LOCs. The first revolving line of credit carries a variable interest rate which was approximately 3.5% on December 31, 2015, and matures in March 2016.  The second revolving line of credit also carries a variable interest rate which was approximately 3.4% on December 31, 2015 and matures in March 2016.  The Partnership is required to make prepayments of the principal to reduce the second revolving line of credit to zero for fifteen consecutive days during each calendar quarter.  For the three months ended December 31, 2015, the Partnership reduced the line of credit to zero for fifteen consecutive days which fulfilled its fourth quarter 2015 prepayment obligation.  On December 31, 2015 the Partnership had outstanding debt of $5.0 million on one of the lines of credit.

In addition, the Partnership has a $7.5 million promissory note, maturing on August 1, 2017, which carries a fixed interest rate of approximately 2.8% per annum plus the 30-day London Interbank Offered Rate ("LIBOR") which was approximately 0.2% per annum on December 31, 2015.  The Partnership had approximately $7.5 million borrowed on December 31, 2015. Approximately $6.1 million is related to the Woodland Park property and is reported as part of Mortgage payables and approximately $1.4 million is reported in Lines of credit on the December 31, 2015 consolidated balance sheet.